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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 2004
                                                      REGISTRATION NO. 333-60350

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   -----------

                         CHOICE ONE COMMUNICATIONS INC.
               (Exact name of registrant as specified in charter)

                    DELAWARE                           16-1550742
        (State or other jurisdiction of            (I.R.S. Employer
         incorporation or organization)          Identification Number)

                                  ------------

                         100 CHESTNUT STREET, SUITE 600
                         ROCHESTER, NEW YORK 14604-2417

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 AJAY SABHERWAL
          EXECUTIVE VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
                         CHOICE ONE COMMUNICATIONS INC.
                         100 CHESTNUT STREET, SUITE 600
                         ROCHESTER, NEW YORK 14607-2417
                                 (585) 246-4231
                            FACSIMILE (585) 530-2733

  (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                WITH A COPY TO:

                               ROGER W. BYRD, ESQ.
                                NIXON PEABODY LLP
                               1300 CLINTON SQUARE
                            ROCHESTER, NEW YORK 14604
                                 (585) 263-1000
                            FACSIMILE (585) 263-1600

Approximate date of commencement of proposed sale to the public:  N/A

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or reinvestment plans, check the following box. |_|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

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                          DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-3, as amended (Commission File No. 333-60350) (the "Form S-3"), is being filed to deregister any security of Choice One Communications Inc. previously registered on such Form S-3 that remained unsold at the time of the filing of this Post-Effective Amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Rochester, New York on November 18, 2004.

                                        CHOICE ONE COMMUNICATIONS INC.


                                        By:      /s/ Steve M. Dubnik
                                            -----------------------------------
                                             Steve M. Dubnik, Chairman and
                                             Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

           Signature                     Title                      Date
           ---------                     -----                      ----

     /s/ Steve M. Dubnik         Chairman, Chief Executive    November 18, 2004
-----------------------------    Officer and Director
Steve M. Dubnik


     /s/ Emil D. Duda            Director                     November 18, 2004
-----------------------------
Emil D. Duda